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                                                                  EXHIBIT 23.5

                            DLZ LABORATORIES, INC.

                                                              November 5, 1996
To: U.S. Securities and Exchange Commission


                 Re: Commodore Separation Technologies, Inc.


Dear Sirs:

   We hereby consent to the reference to our name in the Prospectus Summary and in the Business sections of the Registration Statement on Form S-1 (No. 333-11813) of Commodore Separation Technologies, Inc.

                                                        Very truly yours,


                                                        DLZ LABORATORIES, INC.


                                                        By: /s/ Michael Pannell
                                                            -------------------
                                                            Michael Pannel
                                                            Director









                  6121 Huntley Road * Columbus, Ohio 43229-1003
Telephone (614) 848-4333                                     Fax (614) 841-0818